Exhibit 99.1

Thunder Power Holdings, Inc. Announces Consummation of Business Combination and Commencement of Trading on Nasdaq

●	Feutune Light Acquisition Corporation and Thunder Power Holdings Limited closed their previously announced business combination on June 21, 2024.

●	The combined entity, Thunder Power Holdings, Inc., is expected to commence trading its common stock on Nasdaq Global Market on Monday, June 24, 2024 under the ticker symbol “AIEV”.

Wilmington, Delaware, June 21, 2024 (GLOBE NEWSWIRE) -- Thunder Power Holdings, Inc. (Nasdaq: AIEV), a developer of premium passenger EVs positioned to earn market share based on competitive design, quality, comfort, range, and price, today announced the successful closing of the business combination (the “Business Combination”) between Thunder Power Holdings Limited (“TPHL”) and Feutune Light Acquisition Corporation (“FLFV”), a publicly traded special purpose acquisition company. The Business Combination was approved at a special meeting of FLFV stockholders on June 17, 2024. Upon consummation of the Business Combination, the combined company changed its name to “Thunder Power Holdings, Inc.” (“Thunder Power Holdings”).  The shares of common stock of Thunder Power Holdings are expected to commence trading on the Nasdaq Global Market on June 24, 2024, under the new ticker symbol “AIEV.”

“This closing represents the successful culmination of a tremendous amount of hard work by both Feutune Light and Thunder Power”,  said FLFV’s Chairwoman Lei Xu. “We feel fortunate to have helped bring such an innovative vehicle manufacturer to market through our acquisition corporation, and now look forward to working together with Thunder Power’s expert management team as they bring their stand-out electric vehicles across global markets.”

Wellen Sham, the founder of TPHL commented, “We are delighted by our closing and impending listing on Nasdaq.  Our new access to the capital markets will enable the next phase of our vehicle development.  Our vehicles, with their innovative design, advanced technology and AI integration, are coming at the perfect time in our focused markets such as Taiwan.”

Advisors

Brown Rudnick LLP served as U.S. legal counsel to TPHL. Robinson & Cole LLP served as U.S. legal counsel to FLFV. ARC Group Limited acted as sole financial advisor to TPHL. EF Hutton served as capital market advisors to FLFV.  US Tiger Securities acted as business combination advisors to FLFV.

About Thunder Power

Thunder Power offers premium passenger electric vehicles (EVs), positioned to earn market share based on competitive design, quality, comfort, range, and price. The combined company intends to showcase the potential of its proprietary technologies through the manufacture and sale of premium passenger EVs, with distribution anticipated throughout the U.S., Europe, and Asia.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the U.S. Securities Exchange Act of 1934, as amended (“Exchange Act”), including statements regarding Thunder Power Holdings’ management team’s expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the future, including possible business combinations, revenue growth and financial performance, product expansion and services. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Additionally, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements contained in this press release are based on the current expectations and beliefs made by the management of Thunder Power Holdings, in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effect on Thunder Power Holdings, as well as other factors they believe are appropriate under the circumstances. There can be no assurance that future developments affecting Thunder Power Holdings will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including regulatory oversight, product and service acceptance, and that Thunder Power Holdings will have sufficient capital to operate as anticipated. Should one or more of these risks of uncertainties materialize, or should any of the assumptions of Thunder Power Holdings prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of the filings of Thunder Power Holdings (and its predecessor, FLFV) with the SEC, and in the current and periodic reports filed or furnished by Thunder Power Holdings (and its predecessor, FLFV) from time to time with the SEC. All forward-looking statements in this press release are made as of the date hereof, based on the information available to Thunder Power Holdings and FLFV as of the date hereof, and Thunder Power Holdings and FLFV assume no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may otherwise be required under applicable securities laws.

Contact:

Thunder Power Holdings, Inc.

221 W 9th St #848

Wilmington, Delaware 19801